Exhibit 99.1 December 20, 2021 Top-Line Results from the Phase 3 TRANQUILITY Trial in Dry Eye Disease

Disclaimers and Forward-Looking Statements This presentation and various remarks which may be made during this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Aldeyra’s possible or assumed future results of operations, expenses and financing needs, business strategies and plans, research and development plans or expectations, political, economic, legal, social and health risks, including the COVID-19 pandemic and related public health measures and other responses to it, that may affect Aldeyra’s business or the global economy, the structure, timing and success of Aldeyra’s planned or pending clinical trials, expected milestones, market sizing, pricing and reimbursement, competitive position, regulatory matters, industry environment and potential growth opportunities, among other things. The results of earlier preclinical or clinical trials may not be predictive of future results. As a result of the COVID-19 pandemic, clinical site availability, staffing, and patient recruitment have been negatively affected and the timelines to complete Aldeyra’s clinical trials may be delayed. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “anticipate,” “project,” “target,” “design,” “estimate,” “predict,” “potential,” “plan” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Aldeyra’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements reflect Aldeyra’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including the development, clinical and regulatory plans or expectations for Aldeyra’s product candidates and systems-based approaches, later developments with the FDA that may be inconsistent with Aldeyra’s expectations and beliefs, including the risk that the results from earlier clinical trials, portions of clinical trials, or pooled clinical data may not accurately predict results of subsequent trials or the remainder of a clinical trial for the same or different indications, inconsistent expectations regarding FDA acceptance and review of the company’s filings and submitted data sets, and Aldeyra’s continuing review and quality control analysis of clinical data. Important factors that could cause actual results to differ materially from those reflected in Aldeyra's forward-looking statements are described in Aldeyra’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as well as Aldeyra’s subsequent filings with the Securities and Exchange Commission. All of Aldeyra's development plans and timelines may be subject to adjustment depending on funding, recruitment rate, regulatory review, preclinical and clinical results, and other factors any of which could result in changes to Aldeyra’s development plans and programs or delay the initiation, completion, or reporting of clinical trials. In addition to the risks described above and in Aldeyra's other filings with the SEC, other unknown or unpredictable factors also could affect Aldeyra's results. No forward-looking statements can be guaranteed, and actual results may differ materially from such statements. The information in this presentation is provided only as December 20, 2021, and Aldeyra undertakes no obligation to update any forward-looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law. 2

The FDA Requires Two Positive Symptom Trials and Two Positive Sign † Trials to Satisfy Efficacy Requirements for Dry Eye Disease • Aldeyra intends to submit two previously completed 12- week adequate and well- controlled symptom trials that pre-specified patient-reported ocular dryness score as a primary endpoint. • Either ocular redness or Schirmer test qualifies as a dry eye disease sign. • Adequate and well-controlled Phase 2 or Phase 3 clinical trials can be submitted as pivotal. † Draft U.S. Food and Drug Administration (FDA) guidance MMRM = mixed effect model of repeated measures. SEM = standard error of the mean. Topical ocular reproxalap has been studied in more than 1,500 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials. 3

TRANQUILITY Dry Eye Disease Trial Design Design Multi-center, randomized, double-masked, parallel group, vehicle-controlled Dosing 0.25% reproxalap or vehicle Day 1: four doses Day 2: one dose before dry eye chamber, one dose in chamber Size 153 patients per arm (306 total) Ocular redness over 90 minutes in dry eye chamber Primary Endpoint Secondary • Schirmer test on Day 1 Endpoints• Dry eye disease symptoms 4

TRANQUILITY Missed Primary Endpoint, but Schirmer Test Secondary Endpoint Achieved (p=0.0001) and Represents an Approvable Sign Ocular Redness Schirmer Test MMRM = mixed effect model of repeated measures. Estimates reflect change from baseline. Schirmer test performed on Day 1 after the first, second, and fourth doses of test article for Phase 2, Phase 3 TRANQUILITY run-in, and Phase 3 TRANQUILITY clinical trials, respectively. Topical ocular reproxalap has been studied in more than 1,500 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials. 5

# Clinical Relevance of Schirmer Test Results Confirmed with Post-Hoc Responder Analysis of ≥10mm Improvement from Baseline


Schirmer Test (mm)
Change from Baseline ± SEM
8
6
4
2
0
Reproxalap
MMRM p = 0.0001
Vehicle
Baseline
(Screening)
Pre-Dose 4
(Day 1)
Post-Dose 4
(Day 1)

| Responder Analysis | Reproxalap (n=153) | Vehicle (n=153) |
| --- | --- | --- |
| ≥10mm increase in tear production on Day 1 | 21% | 11% |
| Odds ratio (95% confidence interval) ‡ | 2.6 (1.7, 4.1) | |
| p-value‡ versus vehicle | < 0.0001 | |

‡ Generalized estimating equation analysis controlling for baseline, pre/post dose, and site. MMRM = mixed effect model of repeated measures. SEM = standard error of the mean. mm = millimeter. Schirmer test administered before and after fourth dose on Day 1. Graph horizontal axis values offset for clarity. Topical ocular reproxalap has been studied in more than 1,500 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials.

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Despite Lack of Powering for Secondary Endpoints, Ocular Dryness and Itching Symptom Improvement Approached Statistical Significance Over a Single Day of Dosing Ocular Dryness Symptom Score Ocular Itching Symptom Score MMRM = mixed effect model of repeated measures. SEM = standard error of the mean. Graph horizontal axis values offset for clarity. Subjects received three doses before 4 hours post-baseline, another dose approximately 5 hours post-baseline, and were reassessed 24 hours after baseline. Topical ocular reproxalap has been studied in more than 1,500 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials. 7

TRANQUILITY-2 Trial Design • Target enrollment for TRANQUILITY-2 Multi-center, randomized, double-masked, Design increased to up to 400 patients; top- parallel group, vehicle-controlled line results expected mid-2022. 0.25% reproxalap or vehicle • Using an alpha sharing approach, Dosing Day 1: four doses TRANQUILITY‐2 expected to be Day 2: one dose before dry eye chamber, one submitted as pivotal for either ocular dose in chamber redness or Schirmer test if primary endpoint is met. Size Up to 200 patients per arm • Based on data from Phase 2 and Ocular redness over 90 minutes in dry eye Primary Endpoint TRANQUILITY clinical trials, powering chamber or Schirmer test on Day 1 simulations indicate more than 90% of outcomes achieved for either Secondary Endpoints Dry eye disease symptoms on Day 1 ocular redness or Schirmer test endpoints. 8

Anticipated Mid-2022 Top-Line Results from TRANQUILITY-2 Are Not Expected to Affect Timing of Dry Eye Disease NDA Submission • Assuming success in TRANQUILITY-2, enrollment in the 12-month safety trial remains the gating factor for dry eye disease NDA submission, which is expected in mid- 2022. • The allergic conjunctivitis NDA is expected to be submitted subsequent to the dry eye disease NDA and, as requested by the FDA, following completion of additional allergen chamber trial, if successful. NDA = New Drug Application. MMRM = mixed effect model of repeated measures. Topical ocular reproxalap has been studied in more than 1,500 patients with no observed safety concerns; mild and transient instillation site discomfort is the most commonly reported adverse event in clinical trials. 9